EXHIBIT 23.1

                         Consent of Independent Auditors


The Board of Directors and Stockholders
General Communication, Inc.:


We consent to the use of our report dated March 15, 1996 on the financial statements of General Communication, Inc. incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-4 of General Communication, Inc.



                                                        KPMG Peat Marwick LLP


                                                                 /S/




Anchorage, Alaska
September 30, 1996


                                                         REGISTRATION STATEMENT
                                                                         II-627